Exhibit 10.38

FIRST AMENDMENT TO LOAN AGREEMENT

(With Consent of Guarantors)

This First Amendment to Loan Agreement (this “First Amendment”) is made and entered into to be effective as of July 26, 2013 (the “Effective Date”), by and between SYCAMORE LAKE INC., an Ohio corporation (“Sycamore”), PEAK RESORTS, INC., a Missouri corporation (“Peak”, and, together with Sycamore, jointly and severally, “Borrower”) and EPT SKI PROPERTIES, INC., a Delaware corporation (“Lender”).

RECITALS

A.                                    Lender previously made a loan to Borrower in the original principal amount of up to Five Million Fifty Thousand and No/100 Dollars ($5,050,000.00) (as amended, the “Loan”), as evidenced by (i) that certain Loan Agreement, dated November 19, 2012, entered between Borrower and Lender (the “Loan Agreement”), and (ii) that certain Promissory Note, dated November 19, 2012, executed by Borrower in favor of Lender, in the original principal amount of up to Five Million Fifty Thousand and No/100 Dollars ($5,050,000.00) (the “Note”).

B.                                    All of Borrower’s obligations to Lender under or pursuant to the Loan Agreement and the Note, or any other document, instrument or agreement executed and/or delivered by Borrower to or in favor of Lender, at any time, in connection therewith, or at any time thereafter (the “Loan Documents”), are secured, among other things, by: (i) that certain Open-End Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing, dated as of November 19, 2012, executed by Borrower, as Trustor, in favor of Lender, as Beneficiary, and recorded in the Official Records of Geauga County, Ohio (the “Records”), on November 21, 2012, as Instrument No. 2012-00850581 (the “Mortgage”), which Mortgage is a lien on the “Property” defined therein; (ii) that certain Assignment of Leases and Rents, executed by Borrower, as Assignor, for the benefit of Lender, as Assignee, dated November 21, 2012, and recorded in the Records as Instrument No. 2012-0850582 (the “Assignment of Rents”); (iii) that certain Guaranty of Payment, dated November 19, 2012, from JFBB Ski Areas, Inc., a Missouri corporation, Mad River Mountain, Inc., a Missouri corporation, S N H Development, Inc., a Missouri corporation, LBO Holding, Inc., a Maine corporation, Mount Snow, Ltd., a Vermont corporation, Hidden Valley Golf and Ski, Inc., a Missouri corporation, Snow Creek, Inc., a Missouri corporation, Paoli Peaks, Inc., a Missouri corporation, Deltrecs, Inc., an Ohio corporation, Brandywine Ski Resort, Inc., an Ohio corporation, Boston Mills Ski Resort, Inc., an Ohio corporation, and WC Acquisition Corp., a New Hampshire corporation, jointly and severally, as Guarantor, to Lender (the “Guaranty”); (iv) that certain Environmental Indemnity Agreement, dated November 19, 2012, entered between Borrower and Lender (the “Environmental Indemnity Agreement”); and (v) that certain Assignment of Permits and Licenses, dated November 19, 2012, executed by Borrower for the benefit of Lender (the “Assignment of Permits and Licenses”).

C.                                    The parties hereto desire to amend the Loan Agreement and the Loan Documents in connection with Construction Advances.

D.                                    Capitalized terms used, and not otherwise defined in this First Amendment, shall have the meanings assigned to them under the Loan Documents.

AMENDMENT TO THE LOAN AGREEMENT

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                      Recitals. The recitals set forth above are true and correct and are incorporated herein as a substantive part of this First Amendment.

2.                                      Amendment of the Loan Agreement and the Loan Documents. The Loan Agreement and the Loan Documents are hereby modified as follows:

(a)                            Section 5.6 — Construction Advances is hereby amended by adding the following sentence at the end of the paragraph:

“Lender shall fund only eighty percent (80%) of any Request for Advance made by Borrower in connection with Additional Disbursements, and Borrower shall fund twenty percent (20%) of any Request for Advance in connection with Additional Disbursements.”

(b)                            All other terms of the Loan Agreement and the Loan Documents shall remain the same.

3.                                      Security for the Note. Borrower acknowledges and agrees that: (a) all security for the Note, including, without limitation, the Mortgage, the Assignment of Rents, the Guaranty, the Environmental Indemnity Agreement and the Assignment of Permits and Licenses will continue to secure payment of the Note, as amended by this First Amendment, and (b) the Guaranty that guarantees payment of the Note will continue to guaranty payment of the Note, as amended by this First Amendment.

4.                                      Ratification of Loan Documents. Borrower agrees to perform each and every obligation under the Loan Documents, as specifically amended by this First Amendment, in accordance with their respective terms and conditions. Borrower ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents, as specifically amended by this First Amendment, remain in full force and effect, and represent legal, valid and binding obligations of Borrower, enforceable against Borrower, in accordance with their terms. Borrower agrees that this First Amendment does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including, without limitation, the validity of first priority of the liens and security interests encumbering any property granted Lender by the Loan Documents. Borrower further represents and warrants that all representations and warranties of Borrower contained in the Loan Documents remain true and correct as of the date of this First Amendment.

5.                                      Miscellaneous Amendments. Each reference to the Loan Documents in any other such document is deemed to reference such Loan Documents, as amended and modified by this First Amendment. Except as modified or amended by this First Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect in accordance with their respective terms.

6.                                      Waiver. Borrower acknowledges and agrees that there are no offsets, counterclaims or defenses to, or with respect to, the obligations of Borrower under the Loan Documents, as amended by this First Amendment, and, to the extent Borrower has or may have any such offsets, counterclaims or defenses of any kind or nature whatsoever related to the Loan Documents, as amended hereby, Borrower hereby expressly waives and releases any and all such offsets, counterclaims or defenses which may exist on the date of this First Amendment.

7.                                      Governing Law; Binding Effect. This First Amendment is governed by and construed in accordance with the laws of the State of Missouri, and is binding upon, and inures to the benefit of, Borrower, Lender, and their respective successors and assigns.

8.                                      Captions. The captions used in this First Amendment are for convenience purposes only, and are not intended to define or limit the contents of any paragraph hereof.

9.                                      Integration. The Loan Documents, including this First Amendment, constitute the entire agreement and final expression between the parties, with respect to the terms and conditions set forth in the Loan Documents, including, without limitation, this First Amendment. No supplement, modification or amendment of this First Amendment, or the other Loan Documents, shall be effective unless in writing and signed by Lender and Borrower.

10.                               No Third Party Beneficiaries. This First Amendment is not intended for, and shall not be construed to be for, the benefit of any person not a signatory hereto.

11.                               No Waiver by Lender; Cumulative Remedies; Survival. By entering into this First Amendment, Lender does not waive any previous or existing default, or any default hereafter occurring, or become obligated to waive any condition or obligation in any agreement between, or among, any of the parties hereto. No failure to exercise or delay in exercising any right, power or remedy hereunder, under any of the Loan Documents, at law, or in equity shall impair any right, power or remedy that Lender may have, nor shall such delay be construed to be a waiver of any of such rights, powers or remedies. Lender shall not be deemed to have waived any right, power or remedy except in writing signed by an officer of Lender expressly stating that it is a waiver of a specific right, power or remedy. The representations, warranties, and acknowledgments of Borrower and Guarantor, as set forth in any of the Loan Documents, shall survive the date of this First Amendment.

12.                               Counterpart Signatures. This First Amendment may be executed in any number of counterparts and by different parties to this First Amendment in separate counterparts, each of which when so executed and delivered will be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument. The parties consent to the use of electronic signatures by either party. The First Amendment may be signed electronically by either party. Electronic or portable document format (pdf) signatures will be given the same force and effect as originals. The parties agree not to deny the legal effect or enforceability of the Agreement solely because it is in electronic form, or because an electronic record was used in its formation

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[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of July 26, 2013.

“LENDER”

EPT SKI PROPERTIES, INC.,
a Delaware corporation

/s/ Gregory K. Silvers
By:	Gregory K. Silvers
Its:	Vice President

“BORROWER”

SYCAMORE LAKE, INC.,
an Ohio corporation

/s/ Stephen J. Mueller
By:	Stephen J. Mueller
Its:	Vice President

PEAK RESORTS, INC.,
a Missouri corporation

/s/ Stephen J. Mueller
By:	Stephen J. Mueller
Its:	Vice President

RATIFICATION OF GUARANTY

AND

CONSENT TO FIRST AMENDMENT TO LOAN AGREEMENT

The undersigned hereby acknowledge that they have executed that certain Guaranty of Payment, dated November 19, 2012 (the “Guaranty”), in favor of EPT SKI PROPERTIES, INC., a Delaware corporation (“Lender”).

In consideration of Lender and SYCAMORE LAKE INC., an Ohio corporation (“Sycamore”), PEAK RESORTS, INC., a Missouri corporation (“Peak”, and, together with Sycamore, jointly and severally, “Borrower”) entering into a First Amendment to Loan Agreement (the “First Amendment”), of even date herewith, the undersigned Guarantors hereby ratify, affirm and reaffirm the validity and enforceability of the Guaranty, and confirm that the Guaranty remains in full force and effect as of the date hereof. Guarantors acknowledge that Guarantors have no setoffs, offsets, counterclaims or defenses to the Guaranty as of the date hereof, with respect to enforcement against Guarantors of the provisions of the Guaranty, and acknowledge that, pursuant to the First Amendment, Lender is relying on this Ratification of Guaranty and Consent to First Amendment to Loan Agreement (this “Ratification”) herein in agreeing to amend the Loan Agreement and the Loan Documents.

The undersigned hereby acknowledge that Borrower and Lender have executed the First Amendment, of which this Ratification is a part of, which resulted in an amendment to the Loan Agreement and the Loan Documents (as defined in the First Amendment). The undersigned hereby consent to the First Amendment.

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[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

DATED as of July   , 2013.

JFBB SKI AREAS, INC.		BOSTON MILLS SKI RESORT, INC.

/s/ Stephen J. Mueller		/s/ Stephen J. Mueller
By:	Stephen J. Mueller	By:	Stephen J. Mueller
Its:	Vice President	Its:	Vice President

MAD RIVER MOUNTAIN, INC.		BRANDYWINE SKI RESORT, INC.

/s/ Stephen J. Mueller		/s/ Stephen J. Mueller
By:	Stephen J. Mueller	By:	Stephen J. Mueller
Its:	Vice President	Its:	Vice President

S N H DEVELOPMENT, INC.		HIDDEN VALLEY GOLF AND SKI, INC.

/s/ Stephen J. Mueller		/s/ Stephen J. Mueller
By:	Stephen J. Mueller	By:	Stephen J. Mueller
Its:	Vice President	Its:	Vice President

L.B.O. HOLDING, INC.		SNOW CREEK, INC.

/s/ Stephen J. Mueller		/s/ Stephen J. Mueller
By:	Stephen J. Mueller	By:	Stephen J. Mueller
Its:	Vice President	Its:	Vice President

MOUNT SNOW, LTD.		PAOLI PEAKS, INC.

/s/ Stephen J. Mueller		/s/ Stephen J. Mueller
By:	Stephen J. Mueller	By:	Stephen J. Mueller
Its:	Vice President	Its:	Vice President

DELTRECS, INC.		WC ACQUISITION CORP.

/s/ Stephen J. Mueller		/s/ Stephen J. Mueller
By:	Stephen J. Mueller	By:	Stephen J. Mueller
Its:	Vice President	Its:	Vice President